                                                                    EXHIBIT 10B


                                FIRST AMENDMENT
                       TO CONFIDENTIAL LICENSE AGREEMENT
                FOR USE OF SUPER NINTENDO ENTERTAINMENT SYSTEM
                   WITH INTEGRATED HOTEL ENTERTAINMENT AND
                  HOTEL GUEST RELATED COMMUNICATIONS SYSTEM


THIS FIRST AMENDMENT ("Amendment") dated October 17, 1996, is between NINTENDO of America Inc., having a place of business at 4820 150th Avenue N.E., Redmond, Washington 98052, USA ("NINTENDO") and Lodgenet Entertainment Corporation, having a place of business at 808 West Avenue North, Sioux Falls, South Dakota 57104, USA ("LICENSEE").

                                   RECITALS

     I. Effective May 12, 1993, the parties entered into a Confidential License Agreement for Use of Super Nintendo Entertainment System With Integrated Hotel Entertainment and Hotel Guest Related Communications System ("Agreement"). Defined terms which are capitalized herein shall be deemed to have the same definitions as set forth in the Agreement unless specified otherwise herein.

     II. NINTENDO and LICENSEE wish to amend the Agreement in accordance with the terms and conditions of this Amendment.

                                  AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, NINTENDO and LICENSEE hereby agree as follows:

     A.  The following shall be added to Section 2 of the Agreement:

          2.8 "Territory" shall mean Brazil, Canada, South Korea and the United States, together with any other countries that the parties may mutually agree upon in writing.

          2.9 "Approved Sub-Distributor(s)" shall mean and be limited to those accounts of LICENSEE which specialize in selling the Licensed Products to Licensed Hotels in all or a specified portion of the Territory. All Approved Sub-Distributors must be approved, in writing, by NINTENDO (NINTENDO shall make its best efforts to review and respond to such request for approval within thirty (30) days of receipt thereof) and must have delivered to NINTENDO a fully executed original Approved Sub-Distributor Acknowledgment prior to performing such services. Those accounts of LICENSEE listed on attached Exhibit A are hereby approved by NINTENDO for the portion of the Territory described therein; provided, such accounts of LICENSEE must deliver to NINTENDO fully executed original Approved Sub-Distributor Acknowledgment prior to performing such services. LICENSEE may terminate any Approved Sub-Distributor without NINTENDO's consent or approval.

          2.10 "Approved Sub-Distributor Acknowledgment" shall mean a written acknowledgment in the form attached hereto as Exhibit B, which sets forth the conditions applicable to Approved Sub-Distributors.

          2.11 "Licensed Hotel Acknowledgment" shall mean a written acknowledgment in the form attached hereto as Exhibit C, which sets forth conditions applicable to Licensed Hotels.

FIRST AMENDMENT
SNES INTEGRATED HOTEL LICENSE AGMT
LODGENET / NOA
October 9, 1996
Page 1

     B. Sections 4.1 and 4.2 of the Agreement are hereby deleted in their entirety and replaced with the following:

          4.1  GRANT.  NINTENDO hereby grants to LICENSEE and LICENSEE hereby
               ------
accepts under the terms and conditions herein stated, a nonexclusive right and license to solicit placement of the Licensed Products in conjunction with LICENSEE's placement of the LodgeNet System in the Licensed Hotels in the TERRITORY. To this end, the Modified Super NES units shall be sold to LICENSEE by NINTENDO, and the Licensed Software shall be licensed to LICENSEE by NINTENDO. NINTENDO hereby grants LICENSEE the right to appoint Approved Sub-Distributors for the distribution and sale of the Licensed Products to Licensed Hotels in the Territory, with NINTENDO's prior written approval.

          4.2  SUBLICENSING.  LICENSEE shall have the right to sublicense the
               -------------
rights granted herein with the Territory to Licensed Hotels and Approved Sub-Distributors. Subject to Section 4.2.1, Licensed Hotels added after the effective date of this Amendment shall execute and deliver a Licensed Hotel Acknowledgment. All Approved Sub-Distributors shall execute and deliver to LICENSEE an Approved Sub-Distributor Acknowledgment. Notwithstanding the foregoing, LICENSEE shall enforce all applicable and material restrictions, conditions and limitations of the Agreement and shall ensure that all Approved Sub-Distributors and Licensed Hotels shall comply with the terms of the Agreement. If LICENSEE does not undertake such enforcement efforts, NINTENDO, upon twenty (20) days' written notice to LICENSEE, may undertake such enforcement efforts and LICENSEE shall provide reasonable assistance as may be requested by NINTENDO. No rights with respect to the Licensed Products shall vest in any Approved Sub-Distributor appointed after the date hereof until it has executed and delivered an Approved Sub-Distributor Acknowledgment or Licensed Hotel Acknowledgment, as the case may be.

               4.2.1  Exception to Requirement to Obtain Licensed Hotel
                      -------------------------------------------------
Acknowledgment.  LICENSEE or an Approved Sub-Distributor is not required to
---------------
obtain a Licensed Hotel Acknowledgment from a Licensed Hotel if the following conditions apply:

                    i) The Licensed Hotel has not purchased or otherwise acquired title or an ownership interest of any kind whatsoever to all or part of the Licensed Products; and

                   ii) The LICENSEE continuously maintains the ability to render the Licensed Products inoperable by the Licensed Hotels; and

                  iii) The LICENSEE shall render the Licensed Products inoperable by the Licensed Hotels in the event of default by the Licensed Hotel, any termination of the License Agreement (between NINTENDO and LICENSEE) or the business relationship between LICENSEE and Licensed Hotel.

     C.  The following additions shall be made to Section 9 of the Agreement:

          9.4  Approved Sub-Distributor Records Retention.  All Approved
               -------------------------------------------
Sub-Distributors shall maintain during the Term of the Agreement and for a period of two (2) years thereafter, complete and accurate books and records as well as copies of all correspondence between LICENSEE, the Licensed Hotels and NINTENDO and all other correspondence of any kind relating to obligations assumed by Approved Sub-Distributors under the Agreement.

          9.5  Approved Sub-Distributor Record Audits.  NINTENDO or its
               ---------------------------------------
authorized agent, upon reasonable notice to Approved Sub-Distributor, reserves the right to conduct audits of all Approved Sub-Distributors' records during the Term of the Agreement to verify Royalty Reports. NINTENDO shall be


FIRST AMENDMENT
SNES INTEGRATED HOTEL LICENSE AGMT
LODGENET / NOA
October 9, 1996
Page 2
allowed to make examinations of books, records and correspondence reasonably relating to verification of such Royalty Reports and calculations. The provisions of Section 9.3 apply to such audits.

     D. Section 11.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

         11.5  Hold Harmless.  LICENSEE agrees to indemnify and hold harmless
               --------------
NINTENDO against any and all losses, claims, demands, damages, liabilities and expenses, including reasonable attorney fees, which are based in whole or in part upon any act or omission, whether negligent or otherwise, of LICENSEE or its employees, agents, sub-licensees, or sub-distributors including, but not limited to, claim of products liability with respect to (a) the LodgeNet System, the Modified LodgeNet System or Licensed Products, (b) failure to comply with applicable laws, regulations or orders relating to or in any way affecting this Agreement, (c) the performance by LICENSEE of this Agreement as provided herein, (d) the performance by any Approved Sub-Distributor of their obligations pursuant to the Approved Sub-Distributor Acknowledgment and/or (e) the performance by any Licensed Hotel of their obligations pursuant to the Licensed Hotel Acknowledgement, where required. The foregoing indemnifications shall not extend to any losses, claims, demands, damages, liabilities or expenses to the extent arising out of NINTENDO's negligence or matters included in NINTENDO's indemnification of LICENSEE set forth in
Section 11.2 herein.

     E. Section 13 of the Agreement is hereby deleted in its entirety and replaced with the following:

         13.   Compliance With Applicable Laws, Duties, Tariffs
               ------------------------------------------------

         13.1  Nintendo /Licensee.  The parties shall at all times comply with
               -------------------
all applicable laws and regulations affecting this Agreement and the performance by the parties of this Agreement.

         13.2  Approved Sub-Distributor.  Licensee shall require that the
               -------------------------
Approved Sub-Distributor shall abide all federal, state, local laws, orders and regulations in the Territory relating to its activities as an Approved Sub-Distributor. NINTENDO shall not be responsible for any taxes, duties, tariffs, fees or costs assessed upon the purchase, importation or sale by Approved Sub-Distributor of the Licensed Products. The royalties payable to Nintendo shall be net of any taxes, duties, tariffs, fees or costs assessed upon the purchase, importation or sale by Approved Sub-Distributor of the Licensed Products.

     F.  Royalty Report.  Nintendo and Licensee acknowledge and agree that
         ---------------
Licensee has provided and shall continue to provide Nintendo a royalty report on use of the Licensed Products by Licensed Hotels substantially in the form attached as Exhibit D.

     G.  Miscellaneous.  References in the Agreement to the "Agreement" shall
         --------------
mean the Agreement as modified by this Agreement. Exhibits A, B, C and D are attached hereto and are hereby incorporated by reference. Except as specifically set forth herein, all terms and conditions of the Agreement shall remain in full force and effect. This Amendment shall be effective as of the last signature date below. For convenience of the parties, authorized signatures may be transmitted via facsimile in counterparts.






FIRST AMENDMENT
SNES INTEGRATED HOTAL LICENSE AGMT
LODGENET/NOA
October 9, 1996
Page 3

     IN WITNESS WHEREOF, NINTENDO and LICENSEE have entered into this Amendment as of the last date set forth below.

NINTENDO:                                  LICENSEE:

NINTENDO OF AMERICA INC.                  LODGENET ENTERTAINMENT CORPORATION

By:     /s/ PHILIP ROGERS                  By:       /s/  LISA FERRIS
      -----------------------------              ----------------------------
Title:  E.V.P. Ops                         Title:  Contract Administrator
      -----------------------------              ----------------------------
Date:   11/1/96                            Date:   10-17-96
      -----------------------------              ----------------------------
























FIRST AMENDMENT
SNES INTEGRATED HOTAL LICENSE AGMT
LODGENET/NOA
October 9, 1996
Page 4

                          EXHIBIT A

                  APPROVED SUB-DISTRIBUTORS

DISTRIBUTOR NAME/ADDRESS             DISTRIBUTOR TERRITORY
------------------------             ---------------------
GTV                                       South Korea

22 Jeong-Dong, Chung-Gu
Seoul Korea 100-702
Attn.: Mr. Michael Cho
Telephone No.:
Facsimile No.:


TVA                                         Brazil

Rua do Rocio 313
Sao Paulo Brazil
Attn.: Ms. Katia Murgell
Telephone No.:
Facsimile No.:



FIRST AMENDMENT
SNES INTEGRATED HOTEL LICENSE AGMT
LODGENET/NOA
October 9, 1996
Page 5

                                   EXHIBIT B


-------------------------------------
(Date)

-------------------------------------
(Name of Approved Sub-Distributor)

-------------------------------------
(Address of Approval Sub-Distributor)

RE: Approved Sub-Distributor Acknowledgment

Dear Approved Sub-Distributor:

As you know, Lodgenet Entertainment Corporation ("Lodgenet") is an authorized licensee of select NINTENDO brand video game products for commercial use in authorized hotel guest rooms. Pursuant to the terms of our license agreement with Nintendo of America Inc. ("Nintendo"), Lodgenet must obtain Nintendo's approval to your appointment as our sub-distributor for the territory of ____ _______________ (insert territory) and to your use of certain proprietary information and intellectual property rights associated with Nintendo products. In order to induce Nintendo to approve your appointment, we ask that you acknowledge and agree as follows:

     1.  Lodgenet Agreement.  You are a sub-distributor of Lodgenet and will
         ------------------
not have a contractual relationship with Nintendo. Nintendo requires that you acknowledge Nintendo's rights as provided herein. Nintendo is a beneficiary of your commitments under this letter agreement, and Nintendo has reserved the right to enforce Nintendo's rights directly.

     2.  Approved Sub-Distributor Responsibilities.  In the event that: (a)
         -----------------------------------------
any Licensed Hotel purchases or otherwise acquires title or an ownership interest of any kind in Nintendo products, and (b) you do not continuously maintain the ability to render the Nintendo products inoperable by the Licensed Hotel, then it is your responsibility to obtain a Licensed Hotel Acknowledgment (form attached) from each such hotel in which you place Nintendo products.

     3.  Nonexclusive Rights; Intellectual Property Rights; Confidentiality.
         -------------------------------------------------------------------
You agree that all right, title and interest in the proprietary information and intellectual property rights associated with the Nintendo products, including the modified Super NES consoles and licensed Nintendo games, belong to Nintendo and are licensed to Lodgenet and granted to you, as an Approved Sub-Distributor, on a nonexclusive basis by Nintendo. You will not at any time do or cause to be done anything impairing Nintendo's rights. You shall not represent that you have any ownership in Nintendo's rights. You agree to keep information related to the Nintendo products confidential and to permit only those employees having a need to know such information to have access thereto.

     4.  Modification and Use of Nintendo Products.  You shall not modify the
         ------------------------------------------
Nintendo products, including the modified Super NES console or licensed Nintendo games. You acknowledge and agree that the modified Super NES consoles may only be used with the licensed Nintendo games provided by Nintendo.

     5.  Security of Nintendo Game Disks.  You shall keep the licensed
         --------------------------------
Nintendo games and game disks in a secure location and shall not copy or permit copying thereof.

     6.  Termination; No Continuing Use.  Unless otherwise agreed in writing
         -------------------------------
by Nintendo, you must return all copies of the licensed Nintendo games, game disks and documents containing Nintendo's proprietary information or intellectual property rights to Nintendo and all of your rights therein terminate upon termination of your agreement with Lodgenet or upon notification of termination of the agreement between Nintendo and Lodgenet.

FIRST AMENDMENT
SNES INTEGRATED HOTEL LICENSE AGMT
LODGENET/NOA
October 9, 1996
Page 6

     7.  Guest Information.  You agree to provide to Nintendo (through
         ------------------
Lodgenet) information on use of the Nintendo products and licensed Nintendo games by your hotel customers. The information shall be in a form substantially similar to that in the report form attached as Schedule 1.

     8.  Records Audit.  For Nintendo's benefit, you shall retain and use
         --------------
reasonable commercial efforts to cause your hotel customers to retain accurate and complete records with respect to the use of the Nintendo products. Such records shall provide the basis for the information contained in attached
Schedule 1 and shall include: (a) total number of Nintendo Super NES boards installed and the total number of guest rooms serviced by such Super NES boards, by hotel; (b) the date of installation and use by hotel; and, (c) the licensed Nintendo software titles offered to each hotel.

     9.  Advertising and Promotion of Nintendo Products.  You agree to use
         -----------------------------------------------
Nintendo's trademarks and copyrights only in connection with the advertising and promotion of the authorized Nintendo products. All such advertising and promotion shall be of good quality. Advertising and promotion materials related to the Nintendo products which are created by you or your hotel customers must be approved in advance of use by Nintendo. Such materials may be transmitted to Lodgenet (Fax: ____________ Attn: ____________). Nintendo has advised us that they will use their best efforts to review and provide approval and/or corrections for such materials within thirty (30) days. Approved Sub-Distributor may utilize pre-approved art solely in connection with the advertising and promotion of the licensed products without prior submission to or approval of Nintendo so long as the Approved Sub-Distributor does not modify the pre-approved art. Sub-Distributor shall properly attribute all intellectual property rights.

     10.   Limitation on Liability.  Nintendo makes no representations or
           ------------------------
warranties to you regarding their products. Nintendo disclaims all implied representations and warranties, including implied warranties of merchantability or fitness for a particular purpose. Nintendo does not warrant that use of Nintendo's products, or its intellectual property rights will not infringe upon the rights of others.

     11.  Hold Harmless.  You shall indemnify and hold Nintendo harmless
          --------------
against any and all losses, claims, demands, damages, liabilities and expenses, including reasonable attorneys' fees to the extent arising from any act or omission by you or your employees or agents.

     12. No Effect on Other Agreement.  This letter is executed solely at the
     ---------------------------------
request of and solely for the benefit of Nintendo and Lodgenet and this letter agreement does not alter or amend in any respect the obligations of the Approved Sub-Distributor to Lodgenet under the Equipment Supply and Technology License Agreement executed by Approved Sub-Distributor and Lodgenet.

Please acknowledge your understanding and acceptance of the provisions set forth above by signing and returning two (2) copies of this acknowledgment to Lodgenet. We will forward the acknowledgment to Nintendo and retain a signed copy for our files.

                                       Lodgenet Entertainment Corporation

                                       By:
                                          -----------------------------------

                                       Its:
                                           ----------------------------------
Acknowledged and Accepted this
____ day of _______ 1996.

Approved Sub-Distributor

By:
   -----------------------------------

Its:
    ----------------------------------

Schedule 1, Royalty Report Form is attached

FIRST AMENDMENT
SNES INTEGRATED HOTEL LICENSE AGMT
LODGENET/NOA
October 9, 1996

                                       MONTHLY ROYALTY REPORTING

FOR MONTH:
# OF GAMES AVAILABLE:
# OF DAYS IN MONTH AVAILABLE:
                                                                                 ---------------------------
---------------------------------------------------------------------------------
                                                            CURRENT    CURRENT
(New installations)          # OF       # OF    # OF DAYS     MONTH      MONTH
HOTEL/NAME                  ROOMS      SNES    AVAILABLE     BUYS    GROSS SALES
------------------------------------------------------------------------------------------------------------
Beginning Balance            150         4         31          60      $239.40

                             235         6         31          95      $379.05
                             125         3         31          50      $199.50


(Include any monthly adjustments in this section.  Should an existing hotel increase or decrease room count.)

------------------------------------------------------------------------------------------------------------
Monthly Totals               360         9                             $817.95
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
Cumulative Totals            510        13                    205
--------------------------------------------------------------------
(Beginning Balance + Monthly Totals)

                                              # of          Total        Avg. Min. Played    # of Rooms
    Games Titles                              Bays     Minutes Played   (Total Min/# Buys)   Available
    ------------                              ----     --------------   ------------------   ----------
Vegas Stakes                                   20           1100                 55              510
Super Punch Out                                20           1200                 60              510
F-Zero                                         12           1000                 83              510
Super Play Action Football                     10           1200                120              510
Ken Griffey Major Leag. Baseball               20            900                 45              510
Super Mario World                              30            800                 27              510
Tetris & Dr. Malro                             30           1200                 40              510
The Legend of Zelda                            10           1200                120              510
Donkey Kong Country                            35           1200                 34              510
Super Soccer                                   18           1200                 67              510
Totals                                        205          11000


                                                   Schedule 1

                                   EXHIBIT C

                        LICENSED HOTEL ACKNOWLEDGMENT


Lodgenet Entertainment Corporation ("Lodgenet") is an authorized licensee of select NINTENDO brand video game products for commercial use in authorized hotel guest rooms. In certain circumstances Lodgenet has granted a portion of its rights with regard to a specified territory to an approved sub-distributor, such as __________________________ (if applicable, insert name of approved sub-distributor) ("Sub-Distributor"). You are permitted to use certain proprietary information and intellectual property rights associated with Nintendo products only on condition that you acknowledge and agree as follows:

     1.  Nonexclusive Rights; Intellectual Property Rights; Confidentiality.
         -------------------------------------------------------------------
You agree that all right, title and interest in the proprietary information and intellectual property rights associated with the Nintendo products, including the modified Super NES consoles and licensed Nintendo games, belong to Nintendo and are sublicensed to you on a nonexclusive basis by Nintendo. You will not at any time do or cause to be done anything impairing Nintendo's rights. You shall not represent that you have any ownership in Nintendo's rights. You agree to keep information related to the Nintendo products confidential and to permit only those employees having a need to know such information to have access thereto.

     2.  Modification and Use of Nintendo Products.  You shall not modify the
         ------------------------------------------
Nintendo products, including the modified Super NES console or licensed Nintendo games. You acknowledge and agree that the modified Super NES consoles may only be used with the licensed Nintendo games.

     3.  Security of Nintendo Game Disks.  You shall keep the licensed
         --------------------------------
Nintendo games and game disks in a secure location and shall not copy or permit copying thereof.

     4.  Termination; No Continuing Use.  Unless otherwise agreed in writing
         -------------------------------
by Nintendo, you must return all copies of the licensed Nintendo games, game disks and documents containing Nintendo's proprietary information or intellectual property rights to Nintendo and all of your rights therein terminate upon termination of your agreement with Lodgenet or its Sub-Distributor, as the case may be, or upon notification of termination of the agreement between Nintendo and Lodgenet.

     5.  Advertising and Promotion of Nintendo Products.  You agree to use
         -----------------------------------------------
Nintendo's trademarks and copyrights only in connection with the advertising and promotion of the authorized Nintendo products. All such advertising and promotion shall be of good quality. Advertising and promotion materials related to the Nintendo products which are created by you must be approved in advance of use by Nintendo. Such materials should be transmitted to Lodgenet or its Sub-Distributor, as the case may be, (Lodgenet Fax: ________________
Attn: _______________, Sub-Distributor Fax: ______________ Attn: ____________).
Nintendo has advised us that they will promptly review and provide approval and/or corrections for such materials.

     6.  Limitation on Liability.  Nintendo makes no representations or
         ------------------------
warranties to you regarding their products. Nintendo disclaims all implied representations and warranties, including implied warranties of merchantability or fitness for a particular purpose. Nintendo does not warrant that use of Nintendo's products, or its intellectual property rights will not infringe upon the rights of others.


FIRST AMENDMENT
SNES INTEGRATED HOTEL LICENSE AGMT
LODGENET/NOA
October 9, 1996
Page 9

Please acknowledge your understanding and acceptance of the provisions set forth above by signing and returning a copy of this acknowledgment to Lodgenet or its Sub-Distributor, as the case may be.


                                       ---------------------------------------
                                         (Print Name of Licensed Hotel)

                                       By:
                                          ------------------------------------

                                       Its:
                                           -----------------------------------

                                       Date:
                                            ----------------------------------










FIRST AMENDMENT
SNES INTEGRATED HOTEL LICENSE AGMT
LODGENET/NOA
October 9, 1996
Page 10

                          Monthly Royalty Reporting

FOR MONTH:
# OF GAMES AVAILABLE:
# OF DAYS IN MONTH AVAILABLE:

                                                                                 ----------------------------
---------------------------------------------------------------------------------
                                                            CURRENT    CURRENT
(New Installations)         # OF       # OF    # OF DAYS     MONTH      MONTH
HOTEL/NAME                  ROOMS      SNES    AVAILABLE     BUYS    GROSS SALES
-------------------------------------------------------------------------------------------------------------
Beginning Balance            150         4         31          60      $239.40

                             235         6         31          95      $379.05
                             125         3         31          50      $199.50


(Include any monthly adjustments in this section.  Should an existing hotel increase or decrease room count.)

------------------------------------------------------------------------------------------------------------
Monthly Totals               360         9                             $817.95
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
Cumulative Totals            510        13                    205
--------------------------------------------------------------------
(Beginning Balance & Monthly Totals)

                                              # of          Total         Avg. Min. Played   # of Rooms
    Games Titles                              Bays     Minutes Played    (Total Min/# Buys)   Available
    ------------                              ----     --------------    ------------------   ----------
Vegas Stakes                                   20           1100                 55              510
Super Punch Out                                20           1200                 60              510
F-Zero                                         12           1000                 83              510
Super Play Action Football                     10           1200                120              510
Ken Griffey Major Leag.  Baseball              20            900                 45              510
Super Mario World                              30            800                 27              510
Tetris & Dr. Malro                             30           1200                 40              510
The Legend of Zelda                            10           1200                120              510
Donkey Kong Country                            35           1200                 34              510
Super Soccer                                   18           1200                 67              510
Totals                                        205          11000


                                                   Exhibit "D"